Reserves - Summary of Reserves (Detail) - USD ($) $ in Thousands	Jun. 30, 2025	Dec. 31, 2024
Reserves
Share purchase options	$ 23,633	$ 23,361
Restricted share units	6,051	8,859
Long-term investment revaluation reserve, net of tax	(35,338)	(95,723)
Total reserves	$ (5,654)	$ (63,503)